Exhibit 99.1

Palo Alto Networks Completes Acquisition of CyberArk to Secure the AI Era

Adds the leading platform that delivers unified security for human, machine and agentic identity.

SANTA CLARA, Calif., February 11, 2026—Palo Alto Networks® (NASDAQ: PANW), the global cybersecurity leader, today announced the completion of its acquisition of CyberArk, establishing Identity Security as a core pillar of its platformization strategy. The addition of the CyberArk Identity Security Platform enables Palo Alto Networks to secure every identity across the enterprise - human, machine, and agentic.

Identity security has become foundational to protecting the modern enterprise. As organizations scale cloud, automation, and AI, identity has emerged as the primary attack path, driven by the rapid growth of human, machine, and AI identities operating continuously with elevated access. Machine identities now outnumber human identities by more than 80 to 1, while 75% of organizations acknowledge their human identities are governed by outdated, overly permissive privilege models. Attackers increasingly exploit identity weaknesses, making credential abuse and excessive privilege the dominant threat vectors. Nearly 90% of organizations have already suffered an identity-centric breach.

The acquisition of CyberArk addresses this shift by extending privilege security controls beyond a narrow set of administrators to every identity across the enterprise. The acquisition of CyberArk addresses this shift by extending privilege security controls beyond a narrow set of administrators to every identity across the enterprise. By democratizing privileged access across human, machine and AI identities, organizations can reduce standing privileges, limit lateral movement and stop identity-based attacks faster. Companies using identity-driven security controls can accelerate breach response by up to 80% by preventing attackers from abusing credentials and excessive access.

CyberArk’s Identity Security solutions will continue to be available as a standalone platform. In addition, integration is underway to infuse CyberArk’s best-in-class capabilities into the Palo Alto Networks security ecosystem. Existing customers will experience no disruption and will benefit from an accelerated roadmap focused on resilience, operational efficiency and improved security outcomes.

Nikesh Arora, Chairman and CEO of Palo Alto Networks, said:

“The emerging wave of AI agents will require us to secure every identity—human, machine, and agent. This is why we moved decisively by announcing our intent to acquire CyberArk last July and am excited to have product integration begin. For our customers, this means the end of ‘identity silos.’ They can now manage privileged access across their entire hybrid cloud environment from the same company they trust for Network Security and Security Operations—to ensure they are secure in the AI era.”

Matt Cohen, CEO of CyberArk, said:

“Joining forces with Palo Alto Networks creates the definitive cyber guardian for the modern enterprise. This is a win-win: our customers gain access to the world’s most comprehensive security portfolio, and our employees join a global innovation engine. Together, we are creating the most robust combination of proven technologies to stop identity-driven breaches.”

PANW announces intent to dual-list on the Tel Aviv Stock Exchange (TASE)

Building on CyberArk’s heritage and Israel’s position as a global cybersecurity powerhouse, Palo Alto Networks announces its intent to pursue a secondary listing on the Tel Aviv Stock Exchange (TASE). As part of this historic move, the company plans to adopt the “CYBR” ticker on the TASE, providing a world-class tribute to the brand CyberArk built while ensuring its identity remains a cornerstone of the global strategy.

Palo Alto Networks will continue to be listed and trade under the “PANW” ticker on the NASDAQ Global Select Market. This listing would position Palo Alto Networks as the largest company listed on the TASE by market cap. This commitment further solidifies the company’s Israeli R&D center, already its largest outside of Silicon Valley, as a primary global innovation hub dedicated to securing the future of the AI era.

Transaction Details

Under the terms of the agreement, CyberArk shareholders are entitled to receive $45.00 in cash and 2.2005 shares of Palo Alto Networks common stock for each CyberArk ordinary share.

Q2 Earnings Call Detail

Palo Alto Networks will host its Q2 FY2026 Earnings Call via a live video webcast on February 17, 2026, at 1:30 pm (PT) accessible from the “Investors” section of the Palo Alto Networks website at investors.paloaltonetworks.com.

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About Palo Alto Networks

Palo Alto Networks (NASDAQ: PANW), the global AI cybersecurity leader, protects our digital way of life with a comprehensive portfolio of cybersecurity solutions and platforms across Network, Cloud, Security Operations, AI and Identity. Trusted by 70,000+ customers and powered by Unit 42 threat intelligence, our AI-driven platforms eliminate complexity, empowering enterprises to modernize with confidence and securing the speed of innovation. Explore the future of security at www.paloaltonetworks.com.

Palo Alto Networks and the Palo Alto Networks logo are trademarks of Palo Alto Networks, Inc. in the United States or in jurisdictions throughout the world. All other trademarks, trade names, or service marks used or mentioned herein belong to their respective owners. Any unreleased services or features (and any services or features not generally available to customers) referenced in this or other press releases or public statements are not currently available (or are not yet generally available to customers) and may not be delivered when expected or at all. Customers who purchase Palo Alto Networks applications should make their purchase decisions based on services and features currently generally available.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including, without limitation, statements regarding expected future business and financial performance, the expected future benefits to Palo Alto Networks and its customers from the completion of the transaction of CyberArk and the integration of Palo Alto Networks’ and CyberArk’s capabilities and the benefits they will deliver, made in this press release may be forward-looking. We use words such as “anticipates,” “believes,” “continue,” “estimate,” “expects,” “future,” “intends,” “may,” “plan,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.

There are a significant number of factors that could cause actual results to differ materially from forward-looking statements made or implied in this press release, including: Palo Alto Networks’ ability to successfully integrate CyberArk’s businesses and technologies; the risk that the expected benefits and synergies of the transaction may not be fully achieved in a timely manner, or at all; the risk that PANW or CyberArk will be unable to retain and hire key personnel; significant and/or unanticipated difficulties, liabilities or expenditures relating to the integration of CyberArk into Palo Alto Networks; the effect of the completion of the transaction on the parties’ business relationships and business operations generally; the effect of the completion of the transaction on Palo Alto Networks’ common share price and uncertainty as to the long-term value of Palo Alto Networks’ common shares; risks related to disruption of management time from ongoing business operations due to the integration efforts required for the completed transaction; developments and changes in general or worldwide market, geopolitical, economic, and business conditions; failure of Palo Alto Networks’ platformization product offerings; failure to achieve the expected benefits of Palo Alto Networks’ strategic partnerships and acquisitions; changes in the fair value of Palo Alto Networks’ contingent consideration liability associated with acquisitions; risks associated with managing Palo Alto Networks’ growth; risks associated with new product, subscription and support offerings, including product offerings that leverage AI; shifts in priorities or delays in the development or release of new product or subscription or other offerings, or the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; failure of Palo Alto Networks’ business strategies; rapidly evolving technological developments in the market for security products, subscriptions and support offerings; defects, errors, or vulnerabilities in our products, subscriptions or support offerings; Palo Alto Networks’ customers’ purchasing decisions and the length of sales cycles; Palo Alto Networks’ competition and the expanded scope of its competitors as a result of completing the CyberArk transaction; Palo Alto Networks’ ability to attract and retain new customers; Palo Alto Networks’ ability to acquire and integrate other companies, products, or technologies in a successful manner; Palo Alto Networks’ share repurchase program, which may not be fully consummated or enhance shareholder value, and any share repurchases which could affect the price of its common stock; and Palo Alto Networks’ debt repayment obligations.

For additional risks and uncertainties on these and other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Palo Alto Networks’ periodic reports and other filings with the Securities and Exchange Commission (the “SEC”), including the risk factors contained in Palo Alto Networks’ most recent annual report on Form 10-K and periodic quarterly reports on Form 10-Q. All forward-looking statements in this press release are based on current beliefs and information available to management as of the date hereof, and Palo Alto Networks does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

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Media & Investor Contacts:

Nicole Hockin

VP, Global Communications

Palo Alto Networks

nhockin@paloaltonetworks.com

Hamza Fodderwala

SVP, Investor Relations & Strategic Finance

hfodderwala@paloaltonetworks.com